SUPPLEMENT DATED APRIL 5, 2022
to

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR NY, COLUMBIA ALL-STAR EXTRA NY AND
COLUMBIA ALL-STAR FREEDOM NY

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or about May 1, 2022, the names of the following investment options will be changed:

Current Name	New Name

AB Global Thematic Growth Portfolio	AB Sustainable Global Thematic Portfolio

AB International Growth Portfolio	AB Sustainable International Thematic Portfolio

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.